SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 23, 2005

International Steel Group Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-31926	71-0871875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 Kinross Lakes Parkway, Richfield, Ohio, 44286-9000
(Address of Principal Executive offices, including Zip Code)

Registrant’s telephone number, including area code:  330-659-9100

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

February 23, 2005, International Steel Group Inc. participated in an analyst conference in Chicago, Ill. with representatives of Mittal Steel Company N.V. that also was Web cast live.  A copy of the slides that were presented at the conference is furnished with this Form 8-K as Exhibit 99.1.

ITEM 9.01     Financial Statements and Exhibits

          (c)     Exhibits:

          99.1          Slide presentation for analyst conference dated February 23, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL STEEL GROUP INC.

	By:	/ s / LONNIE A. ARNETT

	Name:	Lonnie A. Arnett
	Title:	Vice President, Controller and Chief Accounting Officer

Dated: February 23, 2005

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Slide presentation for analyst conference dated February 23, 2005